UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
(Exact name of Registrant as specified in charter)

745 McClintock Drive, Suite 314
Burr Ridge, IL 60527
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
745 McClintock Drive, Suite 314
Burr Ridge, IL 60527
(Name and address of agent for service)

(877) 417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2008

Date of reporting period:  May 31, 2008

Item 1.  Report to Stockholders.

Annual Report

May 31, 2008

Iman Fund

IMAN FUND

July 11, 2008

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace).

We are pleased to report that Iman Fund gained +9.91% in the fiscal year ending May 31, 2008. The Fund substantially outperformed the S & P 500 Index which lost –6.70% during the same period. Iman Fund also outperformed its benchmarks, the Russell 3000 Growth Index; down –0.65% and the Dow Jones Islamic Market US Index; up +2.16% (without dividends). For the year ending June 30, 2008, Morningstar ranked the Iman Fund Total Return in the Top 4% of its peer group (large cap growth category) among 1,786 funds. For the five-year period ending June 30, 2008, Morningstar ranked the Iman fund in the top 18% of its peer group among 1,215 funds.

We believe that the excellent performance of the Fund was due to the research, diligence, and discipline of our investment process. This involved both stock selection and sector weighing. We do not concentrate in a few stocks; rather, the Fund owns more than 150 stocks (more than its peers) and our top ten holdings constitute about 16.3% (less than its peers). This approach tends to cause less volatility than more concentrated portfolios. Indeed, the Fund’s Overall Morningstar Risk Rating is “Below Average”  while its Overall Morningstar Return is  “Above Average” (ratings are as of June 30, 2008, out of 1488 funds in the Fund’s peer group, the Large Cap Growth Category).  Lipper rated Iman Fund Five (its highest) and designated it as a Lipper Leader in each of the following categories: Total Return, Consistent Return, Preservation, and Tax Efficiency as shown in the following table:

In accordance with Islamic principles, the Fund avoids the financial sector which helped the Fund performance. However, the superior performance of the Fund cannot be attributed to that factor alone, as the Fund also outperformed the Dow Jones Islamic Market US Index which also avoids the financials. Over-weighing industrial materials, business services, health, and energy stocks helped the Fund considerably.

The stock market has tumbled more than twenty percent from its all time highs of October, 2007. Credit-market woes, the decline of the US dollar, and fears of recession and inflation have had their toll on the stock market and on investment sentiment. Nobody can consistently predict the future return of the stock market; however we believe that the coming year should be a year that rewards wise stock selection, especially among growth stocks of unleveraged companies. These are the kind of companies your Fund invests in.

IMAN FUND

In uncertain economic times with credit concerns dominating the picture, fundamentally well managed companies with strong balance sheets (low or no debt) can outperform the rest of the market which contains highly leveraged companies. Adherence to Islamic principles directs the Fund to such companies.

The past year witnessed a reversal of a seven-year cycle that favored value investing over growth investing. Growth stocks, the kind Iman fund invests in mostly, outpaced value stocks for the first time since 1999 (Iman Fund commenced operation in June, 2000). Nevertheless, Iman Fund outperformed the S & P 500 Index for the last five year period in spite of the outperformance of value stocks during most of that period. Many analysts believe this cycle reversal should continue and that growth investing should be favored in the coming year(s). We hope Iman Fund should benefit from such favoring of growth stocks.

We thank you for entrusting your hard-earned money with us. We promise to continue to work hard to prove worthy of your trust.

Bassam Osman
President, Iman Fund

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of July 2008, are subject to change, and any forecasts made cannot be guaranteed. Investment performance reflects fee waivers and recapture in effect. In the absence of such waivers, total return would vary.

Please see page 6 for complete standardized performance information.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  For performance information current to the most recent month-end please call 1-888-FUNDS-85.

Mutual Fund investing involves risk; principal loss is possible.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Advisor believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund, however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions.  While the Fund can invest in growth or value stocks, it should be noted that growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange.  The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.  The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.  You cannot invest directly in an index.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category.  The highest percentile rank is 1 and the lowest is 100.  It is based on Morningstar Total Return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Morningstar Risk Ratings are an assessment of the variations in a fund’s monthly returns, with an emphasis on downward variation.  It is calculated as the difference between Morningstar Return (adjusted for loads and excess over the risk-free rate) and Morningstar Risk-Adjusted Return (adjusted for loads, excess over risk-free rate, and risk).  It is similar to (and correlated with) standard deviation; the key difference is that standard deviation gives the same weight to upside and downside variation.  Morningstar Risk Ratings are measured for up to three time periods (3-, 5-, and 10-years).  For each time period, all funds in a category are ranked by Morningstar Risk.  The top 10% are given a risk score of 5, or “High”; the next 22.5% are scored 4 or “Above Average”; the next 35% are scored 3 or “Average”; the next 22.5% are scored 2 or “Below Average”; and the bottom 10% are scored 1 or “Low.”  As of June 30, 2008 the Iman Fund’s Morningstar Risk Rating for the 3- and 5-year period was “Below Average” and “Below Average” out of 1488 and 1215 funds in the Large Cap Growth Category, respectively.

IMAN FUND

Morningstar Return Ratings are an assessment of an investment’s excess return over a risk-free rate (the return of the 90-Day Treasury Bill), after adjusting for all applicable loads and sales charges if needed, in comparison with the mutual funds in its Morningstar Category.  Morningstar Return Ratings are measured for up to three time periods (3-, 5-, and 10-years).  For each time period, all funds in a category are ranked by Morningstar Return.  The top 10% are given a return score of 5, or “High”; the next 22.5% are scored 4 or “Above Average”; the next 35% are scored 3 or “Average”; the next 22.5% are scored 2 or “Below Average”; and the bottom 10% are scored 1 or “Low.”  As of June 30, 2008 the Iman Fund’s Morningstar Return Rating for the 3- and 5-year period was “High” and “Above Average” out of 1488 and 1215 funds in the Large Cap Growth Category, respectively.

Lipper Ratings for Total Return reflect funds’ historical total return performance relative to peers.  Lipper Ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.  Lipper Ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class.  Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds.  Lipper Ratings for Tax Efficiency reflect funds’ historical success in postponing taxable distributions relative to peers.  Tax Efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans. All above Lipper Ratings are as of June 30, 2008.

The Lipper Ratings are subject to change every month.  The overall calculation is based on an equal-weighted average of percentile ranks for the Total Return, Consistent Return, Preservation and Tax Efficiency metrics over the three-, five- and ten-year periods (if applicable).  The highest 20% of funds in each peer group are named Lipper Leaders with a rating of 5, the next 20% receive a rating of 4, the middle 20% are rated 3, the next 20% are rated 2, and the lowest 20% are rated 1.  The Iman Fund, in Lipper’s Large Cap Core category, received the following ratings for the three- and five-year periods, respectively:  Total Return: 5 out of 692 funds, and 5 out of 574 funds.  Consistent Return: 4 out of 680 funds, and 5 out of 569 funds.  Preservation (in North American equity asset class): 5 out of 9,026 funds, and 5 out of 7,221 funds.  Tax Efficiency: 5 out of 690 funds, and 5 out of 572 funds.

Lipper Ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.  Lipper Leader © 2008, Reuters, All Rights Reserved.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/01/07 - 05/31/08).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/07	5/31/08	12/1/07 - 5/31/08*
Actual	$1,000.00	$1,029.20	$8.62
Hypothetical (5% return before expenses)	1,000.00	1,016.50	8.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.70% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2008 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period June 30, 2000 to May 31, 2008
(Unaudited)

This chart assumes an initial investment of $10,000 made on June 30, 2000 (SEC effective date).  Performance reflects fee waivers and recapture in effect. In the absence of fee waiver and recapture, the total return would vary. As of the year ended May 31, 2008,  The Iman Fund has chosen to continue to use the Russell 3000 Growth Index as the comparison benchmark.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and commonly used to measure U.S. markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

				Since SEC
	Six	One	Five	Effective Date
Average Annual Total Return as of May 31, 2008	Months	Year	Years	June 30, 2000
Iman Fund	2.92%	9.91%	11.24%	(0.40)%
Dow Jones Islamic Market USA Index*	0.19%	2.16%	10.15%	(1.64)%
Russell 3000 Growth Index**	2.37%	(0.65)%	9.46%	(4.36)%
S&P 500 Index***	(4.47)%	(6.70)%	9.75%	1.23%

*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.

**
The Russell 3000 Growth Index takes the largest 3,000 US companies based on market capitalization and measures the performance of those with higher price-to-book ratios and higher forecasted growth values.  The average annual performance since SEC effective date of the Russell 3000 Growth Index does not include the reinvestment of dividends.

***
The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange.  The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2008

Number of		Market
Shares		Value
COMMON STOCKS - 99.6%
	AEROSPACE - 0.7%
4,400	United Technologies Corp.	$312,576
	AIR FREIGHT &
	LOGISTICS - 1.2%
7,000	United Parcel Service, Inc. - Class B	497,140
	AUTO COMPONENTS - 2.3%
8,000	LKQ Corp. (a)	177,280
11,500	Magna International Inc. - Class A (b)	823,400
		1,000,680
	AUTOMOBILES - 0.1%
1,200	Harley-Davidson, Inc.	49,884
	BEVERAGES - 1.0%
6,500	PepsiCo, Inc.	443,950
	BIOLOGICAL PRODUCTS,
	EXCEPT DIAGNOSTIC
	SUBSTANCES - 0.4%
8,500	QIAGEN N.V. (a)(b)	169,235
	BIOTECHNOLOGY - 3.8%
8,000	Amgen, Inc. (a)	352,240
5,500	Genentech, Inc. (a)	389,785
10,500	Gilead Sciences, Inc. (a)	580,860
10,000	Seattle Genetics, Inc. (a)	93,500
6,000	Vertex Pharmaceuticals Inc. (a)	171,780
500	Waters Corp. (a)	30,760
		1,618,925
	BUILDING PRODUCTS - 0.8%
8,300	American Woodmark Corp.	186,999
6,500	Apogee Enterprises, Inc.	154,310
		341,309
	CHEMICALS - 1.4%
2,000	Monsanto Co.	254,800
1,000	Sigma-Aldrich Corp.	58,760
500	Syngenta AG - ADR	30,645
8,000	Zoltek Companies, Inc. (a)	241,840
		586,045
	COMMERCIAL SERVICES - 0.2%
5,000	Career Education Corp. (a)	91,450
	COMMERCIAL SERVICES &
	SUPPLIES - 1.9%
8,000	The Brink’s Co.	579,840
2,000	CoStar Group Inc. (a)	93,800
3,000	Layne Christensen Co. (a)	153,390
		827,030
	COMMUNICATIONS
	EQUIPMENT - 3.9%
13,500	Cisco Systems, Inc. (a)	360,720
23,000	Corning Inc.	628,820
9,000	Harmonic, Inc. (a)	86,580
15,000	Nokia Oyj - ADR	426,000
500	Plantronics, Inc.	12,145
1,100	Research In Motion Ltd. (a)(b)	152,757
		1,667,022
	COMPUTERS &
	PERIPHERALS - 5.0%
4,500	Apple Inc. (a)	849,375
8,500	EMC Corp. (a)	148,240
14,000	Hewlett-Packard Co.	658,840
4,000	International Business
	Machines Corp. (IBM)	517,720
		2,174,175
	CONSTRUCTION &
	ENGINEERING - 4.3%
7,000	Aecom Technology Corp. (a)	225,470
8,000	Foster Wheeler Ltd. (a)(b)	609,360
7,500	Granite Construction Inc.	274,275
6,500	McDermott International, Inc. (a)(b)	403,195
9,000	Quanta Services, Inc. (a)	288,360
500	Vulcan Materials Co.	38,465
		1,839,125
	COPPER ORES - 0.3%
15,500	Ivanhoe Mines Ltd. (a)(b)	143,051
	DISTRIBUTORS - 0.1%
1,100	Genuine Parts Co.	48,411

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2008

Number of		Market
Shares		Value
COMMON STOCKS (CONTINUED)
	DIVERSIFIED
	TELECOMMUNICATION
	SERVICES - 0.4%
7,500	Chunghwa Telecom Co. Ltd. - ADR	$185,775
	DRILLING OIL AND
	GAS WELLS - 0.8%
19,500	Pioneer Drilling Co. (a)	347,295
	ELECTRICAL EQUIPMENT - 2.9%
8,000	Acuity Brands, Inc.	426,000
5,000	AZZ Inc. (a)	156,900
9,000	Baldor Electric Co.	316,800
1,200	First Solar, Inc. (a)	321,048
700	Rockwell Automation, Inc.	40,985
		1,261,733
	ELECTRONIC EQUIPMENT &
	INSTRUMENTS - 0.7%
3,300	Agilent Technologies, Inc. (a)	123,387
500	AVX Corp.	6,660
500	Jabil Circuit, Inc.	6,360
3,000	ScanSource, Inc. (a)	89,880
2,000	Trimble Navigation Ltd. (a)	79,680
		305,967
	ENERGY EQUIPMENT &
	SERVICES - 5.8%
2,000	Core Laboratories N.V. (a)(b)	273,640
2,500	Diamond Offshore Drilling, Inc.	341,100
500	ENSCO International, Inc.	35,915
2,000	GulfMark Offshore, Inc. (a)	134,260
1,000	Helmerich & Payne, Inc.	62,650
8,000	Natural Gas Services Group (a)	219,280
1,000	Noble Corp.	63,140
21,500	Patterson-UTI Energy, Inc.	676,820
500	Rowan Companies, Inc.	22,075
4,000	Schlumberger Ltd. (b)	404,520
10,000	Superior Well Services, Inc. (a)	247,400
		2,480,800
	FOOD & STAPLES
	RETAILING - 0.3%
2,800	CVS Caremark Corp.	119,812
	FOOD PRODUCTS - 0.9%
4,000	Lance, Inc.	83,640
1,766	Nestle SA - ADR	216,577
4,000	Peet’s Coffee & Tea Inc. (a)	93,440
		393,657
	GOLD ORES - 1.3%
3,000	FNX Mining Co. Inc. (a)(b)	70,980
10,000	Teck Cominco Ltd. - Class B (b)	495,500
		566,480
	HEALTH CARE EQUIPMENT
	& SUPPLIES - 2.4%
6,000	C.R. Bard, Inc.	547,200
1,000	DENTSPLY International, Inc.	40,540
5,000	Illumina, Inc. (a)	392,400
1,000	Stryker Corp.	64,550
		1,044,690
	HEALTH CARE PROVIDERS
	& SERVICES - 0.6%
1,650	Cardinal Health, Inc.	93,291
1,000	Lincare Holdings, Inc. (a)	26,060
7,000	PSS World Medical, Inc. (a)	127,540
		246,891
	HELP SUPPLY SERVICES - 0.1%
3,500	Barrett Business Services, Inc.	46,025
	HOUSEHOLD PRODUCTS - 1.6%
2,000	Colgate-Palmolive Co.	148,720
2,000	Kimberly-Clark Corp.	127,600
6,000	Procter & Gamble Co.	396,300
		672,620
	INDUSTRIAL
	CONGLOMERATES - 0.5%
3,000	3M Co.	232,680

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2008

Number of		Market
Shares		Value
COMMON STOCKS (CONTINUED)
	INTERNET & CATALOG
	RETAIL - 0.2%
3,000	VistaPrint Ltd. (a)(b)	$93,960
	INTERNET SOFTWARE &
	SERVICES - 1.0%
750	Google Inc. (a)	439,350
	IT SERVICES - 1.9%
11,500	Automatic Data Processing, Inc.	495,075
500	Convergys Corp. (a)	8,065
2,500	Infosys Technologies Ltd. - ADR	122,775
1,200	Paychex, Inc.	41,460
4,000	Total System Services, Inc.	98,080
3,000	Western Union Co.	70,920
		836,375
	MACHINERY - 7.5%
5,000	Ampco-Pittsburgh Corp.	233,300
4,000	Bucyrus International, Inc. - Class A	283,120
7,500	CIRCOR International, Inc.	400,575
7,000	Illinois Tool Works, Inc.	375,900
3,500	Joy Global Inc.	294,805
7,000	Kaydon Corp.	427,770
5,000	L.B. Foster Co. - Class A (a)	171,150
7,500	The Manitowoc Co., Inc.	291,750
500	Pall Corp.	20,405
6,000	Robbins & Myers, Inc.	242,940
4,500	Sun Hydraulics Corp.	180,495
4,500	Terex Corp. (a)	321,075
		3,243,285
	MANAGEMENT CONSULTING
	SERVICES - 0.2%
2,000	ABB Ltd. - ADR	64,960
	MEDICAL, DENTAL, AND
	HOSPITAL EQUIPMENT
	AND SUPPLIES - 0.2%
23,000	HealthTronics Inc. (a)	86,940
	MEDICINAL CHEMICALS AND
	BOTANICAL PRODUCTS - 1.7%
11,500	Novo-Nordisk A/S - ADR	750,950
	METALS & MINING - 7.8%
7,500	Brush Engineered Materials Inc. (a)	250,575
3,500	CONSOL Energy Inc.	341,460
2,000	Freeport-McMoRan
	Copper & Gold, Inc.	231,420
3,500	Haynes International, Inc. (a)	239,155
5,000	Kaiser Aluminum Corp.	320,750
12,000	Newmont Mining Corp.	570,360
1,500	Nucor Corp.	112,200
9,500	Randgold Resources Ltd. - ADR	402,800
3,000	Schnitzer Steel Industries, Inc.	300,420
12,500	Sims Group Ltd. - ADR	461,000
3,500	Universal Stainless &
	Alloy Products, Inc. (a)	138,110
		3,368,250
	MULTILINE RETAIL - 0.5%
23,500	99 Cents Only Stores (a)	196,695
	OFFICE ELECTRONICS - 1.3%
10,000	CANON Inc. - ADR	541,100
	OIL & GAS - 8.9%
3,500	Arena Resources, Inc. (a)	175,245
2,500	BG Group PLC - ADR	312,735
12,000	Bois d’ Arc Energy, Inc. (a)	293,760
2,000	Cimarex Energy Co.	136,280
3,500	Contango Oil & Gas Co. (a)	292,425
5,400	EOG Resources, Inc.	694,602
3,500	Exxon Mobil Corp.	310,660
2,000	Murphy Oil Corp.	185,300
2,000	Plains Exploration &
	Production Co. (a)	142,960
4,500	Royal Dutch Shell
	PLC - Class A - ADR	384,705
2,309	Royal Dutch Shell
	PLC - Class B - ADR	193,332
6,000	StatoilHydro ASA - ADR	234,900
11,500	Tesco Corp. (a)(b)	386,745
1,000	Total SA - ADR	87,260
		3,830,909

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2008

Number of		Market
Shares		Value
COMMON STOCKS (CONTINUED)
	PAPER & FOREST
	PRODUCTS - 0.3%
2,500	Deltic Timber Corp.	$134,750
	PERSONAL PRODUCTS - 0.3%
1,600	Avon Products, Inc.	62,496
11,000	Mannatech, Inc.	69,520
		132,016
	PHARMACEUTICALS - 4.4%
5,000	Abbott Laboratories	281,750
1,500	Alcon, Inc. (b)	235,500
15,000	Amylin Pharmaceuticals Inc. (a)	476,550
1,000	AstraZeneca PLC - ADR	43,690
3,500	Auxilium Pharmaceuticals, Inc. (a)	111,440
4,500	Eli Lilly & Co.	216,630
2,000	Forest Laboratories, Inc. (a)	71,820
1,000	Genzyme Corp. (a)	68,460
6,000	Johnson & Johnson	400,440
		1,906,280
	ROAD & RAIL - 1.2%
11,500	Genesee & Wyoming
	Inc. - Class A (a)	469,430
2,000	Providence and Worcester
	Railroad Co.	40,000
		509,430
	SEMICONDUCTOR &
	SEMICONDUCTOR
	EQUIPMENT - 4.1%
15,500	Cree, Inc. (a)	394,010
9,500	Cymer, Inc. (a)	293,740
22,000	Cypress Semiconductor Corp. (a)	613,360
650	Integrated Device Technology, Inc. (a)	7,332
7,500	Intel Corp.	173,850
14,000	Rambus, Inc. (a)	289,240
220	Verigy Ltd. (a)	5,619
		1,777,151
	SOFTWARE - 7.3%
9,000	Adobe Systems, Inc. (a)	396,540
9,000	Citrix Systems, Inc. (a)	308,070
1,250	Electronic Arts, Inc. (a)	62,750
24,000	Microsoft Corp.	679,680
2,000	Nintendo Co., Ltd - ADR (a)	137,356
10,000	Salesforce.com, Inc. (a)	723,100
18,000	Symantec Corp. (a)	391,140
6,500	VMware Inc. - Class A (a)	446,355
		3,144,991
	SPECIALTY RETAIL - 3.2%
10,000	Bed Bath & Beyond, Inc. (a)	318,600
2,500	Best Buy Co., Inc.	116,725
29,500	Charming Shoppes, Inc. (a)	171,395
16,500	Foot Locker, Inc.	241,065
4,000	O’Reilly Automotive, Inc. (a)	104,600
6,500	Ross Stores, Inc.	238,030
5,500	The TJX Companies, Inc.	176,330
		1,366,745
	TEXTILES, APPAREL &
	LUXURY GOODS - 0.7%
11,000	K-Swiss Inc. - Class A	176,220
1,500	Nike, Inc. - Class B	102,555
		278,775
	WATER SUPPLY - 0.2%
12,500	Pure Cycle Corp. (a)	77,875
	WIRELESS
	TELECOMMUNICATION
	SERVICES - 1.0%
5,000	China Mobile Ltd. - ADR	368,950
2,500	Vodafone Group Plc - ADR	80,225
		449,175
	TOTAL COMMON STOCKS
	(Cost $38,556,348)	42,944,395
	Total Investments - 99.6%
	(Cost $38,556,348)	42,944,395
	Other Assets in
	Excess of Liabilities 0.4%	192,449
	TOTAL NET ASSETS - 100.0%	$43,136,844

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	Non-Income Producing
(b)	Foreign Issued

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2008

Assets:
Investments in securities, at market value (cost: $38,556,348)	$42,944,395
Cash	134,952
Receivable from Advisor for Expense Reimbursement	47,358
Receivable for Fund shares sold	6,107
Dividends receivable	60,032
Receivable for investments sold	333,660
Other assets	20,935
Total Assets	43,547,439

Liabilities:
Payable to Advisor	26,938
Payable for investments purchased	315,488
Accrued expenses and other liabilities	68,169
Total Liabilities	410,595
Net Assets	$43,136,844

Net Assets Consist of:
Paid-in capital	$38,557,427
Accumulated net investment loss	(4,046)
Accumulated net realized gain on investments	195,416
Unrealized appreciation on investments	4,388,047
Net Assets	$43,136,844

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,449,249
Net asset value, redemption price and offering price per share	$9.70

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2008

Investment income:
Dividend Income (net of foreign tax withheld of $18,283)	$422,314
Expenses:
Advisory fees	286,170
Shareholder servicing and accounting fees	61,038
Administration fees	54,136
Professional fees	48,203
Registration fees	36,990
Custody fees	10,676
Reports to shareholders	6,492
Miscellaneous expenses	16,459
Total expenses	520,164
Expenses recaptured by Advisor (Note 3)	20,393
Net expenses	540,557
Net investment loss	(118,243)
Net realized and unrealized gain (loss):
Net realized gain on investments	3,830,546
Change in unrealized appreciation/depreciation on investments	7,265
Net realized and unrealized gain on investments	3,837,811
Net increase in net assets from operations	$3,719,568

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2008	May 31, 2007
Operations:
Net investment loss	$(118,243)	$(38,019)
Net realized gain on investments	3,830,546	832,960
Change in unrealized appreciation on investments	7,265	4,795,920
Net increase in net assets from operations	3,719,568	5,590,861

Capital share transactions (Note 4):
Shares sold	8,734,662	4,300,467
Reinvested dividends	18,088	—
Shares redeemed	(4,505,492)	(1,501,599)
Capital contribution from affiliate (Note 3)	47,358	—
Net increase in net assets from capital shares transactions	4,294,616	2,798,868

Distributions to shareholders:
From net investment income	—	—
From net realized gain on investments	(66,916)	—
Total distributions to shareholders	(66,916)	—

Total increase in net assets	7,947,268	8,389,729

Net assets at beginning of year	35,189,576	26,799,847
Net assets at end of year (including accumulated undistributed
net investment losses of ($4,046) and $0, respectively)	$43,136,844	$35,189,576

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended May 31,
								2004
	2008		2007		2006		2005	Class K(4)
Net asset value, beginning of period	$8.84		$7.37		$6.97		$6.64	$5.73

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(1)	(0.01	)(1)	(0.02	)(1)	0.02 (1)	(0.02	)(2)
Net realized and unrealized
gains (losses) on investments	0.90		1.48		0.43		0.32	0.94
Total from Investment Operations	0.87		1.47		0.41		0.34	0.92

Less distributions paid:
From net investment income	—		—		(0.01)		(0.01)	(0.01)
From net realized gain on investments	(0.01)		—		—		—	—
Total distributions paid	(0.01)		—		(0.01)		(0.01)	(0.01)

Net asset value, end of period	$9.70		$8.84		$7.37		$6.97	$6.64

Total Return	9.91%		19.95%		5.93%		5.10%	16.07%

Net assets at end of period (000’s)	$43,137		$35,190		$26,800		$23,697	$21,439

Ratio of expenses to average net assets:
Before waiver and expense
reimbursement or recapture	1.36%		1.52%		1.63%		1.72%	1.99%
After waiver and expense
reimbursement or recapture	1.42%		1.67%		1.57%		1.50%	1.47%

Ratio of net investment
income (loss) to average net assets:
Before waiver and expense reimbursement	(0.25)%		0.02%		(0.29)%		0.12%	(0.77)%
After waiver and expense reimbursement	(0.31)%		(0.13)%		(0.23)%		0.34%	(0.25)%
Portfolio turnover rate	138.7%		32.2%		0.9%		4.0%	4.5	%(3)

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income (loss) per share is based on daily average shares outstanding.
(3)	Calculated on basis of the Fund as a whole without distinguishing between classes of shares issued.
(4)	Effective October 30, 2003, the Trust terminated Class M shares; leaving one class of shares

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2008

1.     Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc.  (“AAA”or the “Advisor”), a Delaware corporation, serves as investment advisor to the Fund.  Effective March 21, 2008, the Iman Fund changed its name from the Dow JonesSM Islamic Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund: Class K.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose price the Fund’s investment advisor, Allied Asset Advisors, Inc. (the “Advisor”), anticipates will increase over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in domestic and foreign securities chosen by the Advisor that meet Islamic principles. Prior to October 1, 2003, the Fund’s investment objective was to match the total return of the Dow Jones Islamic Market USA IndexSM (the “Index”) by investing substantially all of its assets in roughly the same proportions as the stocks were represented in the Index.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2008.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under direction of the Board of Trustees.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Management currently is evaluating the implications of SFAS No. 157, and its impact, if any, on the Fund’s financial statements has not yet been determined.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position and performance.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2008

revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

Effective November 30, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  FIN 48 was applied to all open tax years as of the effective date.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the year ended May 31, 2008, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.  For the year ended May 31, 2008, the Fund utilized a capital loss carryover of $3,572,714.

As of May 31, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$39,166,992
Gross tax unrealized appreciation	$6,669,674
Gross tax unrealized depreciation	(2,892,271)
Net tax unrealized appreciation	$3,777,403
Undistributed ordinary income	—
Undistributed long-term capital gain	806,060
Total distributable earnings	$806,060
Other accumulated losses	(4,046)
Total accumulated gains	$4,579,417

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions as well as post-October loss.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  The Fund had post-October losses of $4,046 for the fiscal year ended May 31, 2008.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2008	May 31, 2007
Ordinary income	$ —	$—
Long-term capital gains	66,916	—

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2008

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2008 undistributed net investment loss was decreased by $114,197, accumulated net realized gains were increased by $4,510, and additional paid-in capital was decreased by $118,707.

3.     Investment Advisory Agreement

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.75% of the Fund’s daily average net assets.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).

Effective October 1, 2006 through September 30, 2008, the Advisor has contractually agreed to waive or reimburse the Fund if the aggregate annual operating expenses exceeded 1.70% of average net assets.

The Advisor may recapture a portion of the amount waived or reimbursed, subject solely to Board approval.  As of May 31, 2008, the Advisor had recaptured all available waived amounts.

The capital contribution from the affiliate was due to the decision to retroactively adopt the new SEC guidance regarding recoupment of previously waived expenses when the expense cap has changed, which resulted in the Advisor repaying to the Fund any amounts recouped that were considered to be ineligible under the new guidance.  In addition, the Fund was reimbursed for any resulting NAV errors caused by retroactively adopting this guidance.  The reimbursement by the Advisor of ineligible fees previously recouped has been presented net of fees recaptured by the Advisor on the Fund’s Statement of Operations.

For the year ended May 31, 2008, the Fund had advisory expenses of $286,170 and at May 31, 2008, the Fund had $26,938 payable to the Advisor.

4.     Capital Share Transactions

Transactions in shares of the Fund for the year ended May 31, 2008, were as follows:

	Amount	Shares
Shares sold	$8,734,662	966,996
Shares redeemed	(4,505,492)	(498,475)
Shares reinvested	18,088	1,914
Net increase	$4,247,258	470,435
Shares Outstanding:
Beginning of period		3,978,814
End of period		4,449,249

Transactions in shares of the Fund for the year ended May 31, 2007, were as follows:

	Amount	Shares
Shares sold	$4,300,467	529,965
Shares redeemed	(1,501,599)	(188,422)
Net increase	$2,798,868	341,543
Shares Outstanding:
Beginning of period		3,637,271
End of period		3,978,814

5.     Securities Transactions

During the year ended May 31, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term investments were $57,130,022 and $52,586,698, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

6.     Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of May 31, 2008, the North American Islamic Trust (“NAIT”) held 72% of the Fund.  NAIT is the parent company of the Advisor.

7.     Subsequent Event

A meeting of shareholders of the Iman Fund (the “Fund”) has been called to be held on August 25, 2008 for the purpose of electing four Trustees of the Fund for a term lasting the lifetime of the Fund, and to approve an advisory fee increase, as approved by the Fund’s Board of Trustees at a meeting held on January 28, 2008.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees of
Iman Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Iman Fund, formerly known as the Dow Jones Islamic Fund, (the “Fund”), as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to May 31, 2006 were audited by other auditors, who expressed unqualified opinions on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2008 by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Iman Fund, as of May 31, 2008, the results of its operations for the year then ended, and changes in its net assets for each of the two years then ended, and financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 25, 2008

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES’ APPROVAL
OF THE INVESTMENT ADVISORY CONTRACT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Advisor”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent trustees of the Board met in executive session with, independent legal counsel.  The Board received and reviewed a substantial amount of information provided by the Advisor and third parties in response to the Board’s requests.  Based on its evaluation of the information provided, the Board, at the meetings held January 21, 2008 and May 12, 2008, as well as at a special meeting on January 28, 2008, approved continuation of the investment advisory contract for a period through June 29, 2009.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Advisor’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Advisor throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Advisor’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Advisor to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Advisor.

2. Investment Performance of the Advisor and the Fund
In considering the performance of the Fund and the Advisor, the Board reviewed the Fund’s performance with that of its peers, as determined by an independent data service provider.  The performance data was for funds with average net assets between zero and one hundred million dollars for the fiscal year ended 2007.  The Board also reviewed performance information of other mutual funds that follow Islamic principles.  After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Advisor’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Advisor
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Advisor’s management fees, as a percentage of net assets, were slightly higher when compared to the industry average as reported by Lipper Inc (“Lipper”), an independent data service provider.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Lipper peer group.  The Board also noted that the Advisor had entered into an agreement with the Fund to limit the Fund’s annualized expenses to an annual rate of 1.70% of average net assets.  The current agreement expires on September 30, 2008 and the Advisor has noted to the Board that it is considering the decision to not renew the agreement.

In addition, the Board considered the Advisor’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board also considered the financial condition of the Advisor and the profits realized by the Advisor, noting that 2007 was the first profitable year for the Advisor since the inception of the Fund.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance of the Fund achieved over various time periods, and that the other expenses of the Fund were also reasonable.

4. Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted the fact that because 2007 was the first profitable year for the Advisor, a discussion of economies of scale was not applicable with respect to the management fee received by the Advisor.

5.  Other Benefits to the Advisor
The Board considered benefits that accrue to the Advisor from its relationship with the Fund.  The Board noted that the Advisor did not employ soft-dollars and therefore did not benefit from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2008

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Records for the 12-Month Period Ended June 30, 2008 (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended August 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)
Information pertaining to the Trustees and Officers of the Fund is set forth below.  The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 745 McClintock Drive, Suite 314, Burr Ridge, IL  60527.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Term of Office	Complex	during the past	Directorships
Position with Trust	and Tenure	Overseen	5 years	by Trustee
Bassam Osman*, 57	Trustee	1	1980 to present - Medical	None
745 McClintock Drive, Suite 314	and President		Doctor; 2000 to present -
Burr Ridge, IL 60527	since 2000		Portfolio Manager to the Fund
Trustee and President
Abdalla Idris Ali, 59	Disinterested	1	1998 to present - Director,	None
745 McClintock Drive, Suite 314	Trustee		the Center of Islamic Studies,
Burr Ridge, IL 60527	since 2000		Kansas City, MO
Disinterested Trustee
Mohammed Kaiseruddin, 64	Chairperson	1	1973 to present - Nuclear	None
745 McClintock Drive, Suite 314	since 2006 and		Engineer, Sargent & Lundy
Burr Ridge, IL 60527	Disinterested
Disinterested Trustee	Trustee since 2000
Imran Hussain, 31	Disinterested	1	March 2008 to present - PC	None
745 McClintock Drive, Suite 314	Trustee		Net; September 2007 to
Burr Ridge, IL 60527	since 2004		February 2008 - Independent
Disinterested Trustee			Financial Consultant; January
2007 to August 2007 - Pepco
Holdings; 2001 to 2006 -
Partner, HFP Accounting &
Financial
Mohammad Basheeruddin, 58	Treasurer	1	2001 to present - Accounting	None
745 McClintock Drive, Suite 314	since 2003		Manager, North American
Burr Ridge, IL 60527			Islamic Trust
Treasurer
Mujeeb Cheema, 60	Secretary since	1	2003 to present - Executive	None
745 McClintock Drive, Suite 314	2003 and interim		Director, North American
Burr Ridge, IL 60527	Chief Compliance		Islamic Trust
Secretary	Officer
since 2006

*	This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Allied Asset Advisors, Inc.
Burr Ridge, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
Westlake, Ohio

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Bell, Boyd & Lloyd, LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about the Fund, including charges and expenses. The principal value of your investment will fluctuate and your shares may be worth less than your original cost. Quasar Distributors, LLC is the Distributor for the Fund.  07/08

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2008	FYE 05/31/2007
Audit Fees	13,000	12,000
Audit-Related Fees	-	-
Tax Fees	2,000	2,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 05/31/2008	FYE 05/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 05/31/2008	FYE 05/31/2007
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Previously filed.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By    /s/Bassam Osman
Bassam Osman, President

Date  July 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/Bassam Osman
Bassam Osman, President

Date  July 31, 2008

By   /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date  July 31, 2008